Ivy Funds

Supplement dated July 31, 2019 to the

Ivy Funds Prospectus

dated January 31, 2019

as supplemented February 21, 2019, April 8, 2019 and June 7, 2019

The following replaces the ninth bullet point of the “Your Account — Choosing a Share Class — Sales Charge Waivers for Certain Investors — Class A shares may be purchased at NAV by:” section on page 126:

∎

Shareholders investing through direct transfers or rollovers from an employee benefit plan established under Section 401(a), other than a plan exempt from Title I of the Employee Retirement Income Security Act of 1974, provided that such transfer or rollover is assigned to Waddell & Reed as the broker-dealer of record for such plan at the time of transfer or rollover.

The following is inserted as a new bullet point immediately following the last bullet point of the “Your Account — Choosing a Share Class — Sales Charge Waivers for Certain Investors — Class A shares may be purchased at NAV by:” section on page 126:

∎	Participants investing into any account the proceeds from the sale of shares previously held within an investment advisory program sponsored by Waddell & Reed.

The ninth bullet point of the “Your Account — Choosing a Share Class — The CDSC for Class B or Class C shares and for Class A shares that are subject to a CDSC will not apply in the following circumstances:” section on page 129 is deleted in its entirety.

The following is inserted as a new sentence immediately following the second sentence of the last paragraph of the “Your Account — Choosing a Share Class — Class I shares” section on page 130:

For example, certain financial intermediaries that have entered into an agreement with IDI may offer Class I shares of the Funds to their clients through their brokerage platforms solely as a broker when acting as an agent for their clients. An investor purchasing Class I shares through a brokerage platform of such a financial intermediary may be required to pay a commission and/or other forms of compensation to the financial intermediary.

The following replaces the second sentence of the fourth paragraph of the “Your Account — Ivy InvestEd Plan Account Registration” section on page 134:

A Designated Beneficiary can be any person interested in pursuing educational opportunities at an eligible educational institution, including the Account Owner.

The following is inserted following the last sentence of the “Your Account — Selling Shares — By telephone or internet:” section on page 138:

WISC can send redemption proceeds via wire only to a United States domestic bank. Foreign wires are not permitted.

The following is inserted as a new paragraph following the last paragraph of the “Your Account — Reports” section on page 142:

Shareholders or financial intermediaries must contact the Funds regarding any errors or discrepancies within twelve months of the date of the confirmation or other account statement; except that, with respect to unfulfilled Letters of Intent, the Funds must be contacted within fifteen months. If there is a delay in reporting an error or discrepancy, the Funds may be unable to adjust your account.

The following is inserted as a new sentence following the first sentence of the “Your Account — Distributions and Taxes — Taxes on Ivy InvestEd Plan Accounts — Class E shares — Qualified Withdrawals” section on page 149:

A qualified withdrawal also includes a withdrawal for tuition (up to $10,000 per year) in connection with enrollment or attendance at an elementary or secondary public, private or religious school.

The following replaces the fourth portion of the “Appendix B: Intermediary Sales Charge Discounts and Waivers” section relating to Raymond James (as supplemented on February 29, 2019):

PURCHASES THROUGH RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. & EACH ENTITY’S AFFILIATES (“RAYMOND JAMES”)

Shareholders purchasing Fund shares through a Raymond James platform or brokerage account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ Prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

∎	Shares purchased in an investment advisory program.

∎	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

Ivy Funds Prospectus	Supplement	1

∎	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

∎

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption; (2) the redemption and purchase occur in the same account; and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

∎

A shareholder in a Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James

∎	Death or disability of the shareholder.

∎	Shares sold as part of a systematic withdrawal plan as described in the Funds’ Prospectus.

∎	Return of excess contributions from an IRA Account.

∎	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2 as described in the Funds’ Prospectus.

∎	Shares sold to pay Raymond James fees, but only if the transaction is initiated by Raymond James.

∎	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation and/or letters of intent

∎	Breakpoints as described in this Prospectus.

∎

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

∎

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

2	Supplement	Ivy Funds Prospectus